Exhibit 99.1

Rooted in TraditionBranching to New Opportunities November 15-16, 2011 Northeast Financial Community Meetings

2 Safe Harbor Statement: Some of the Statements in this document concerning future company performance will be forward-looking within the meanings of the securities laws. Actual results may materially differ from those discussed in these forward-looking statements, and you should refer to the additional information contained in Chesapeake Utilities Corporation's 2010 Annual Report on Form 10-K filed with the SEC and our other SEC filings concerning factors that could cause those results to be different than contemplated in today's discussion.REG G Disclosure: Today's discussion includes certain non-GAAP financial measures as defined under SEC Regulation G. Although non-GAAP measures are not intended to replace the GAAP measures for evaluation of Chesapeake's performance, Chesapeake believes that the portions of the presentation, which include certain non-GAAP financial measures, provide helpful comparison for an investor's evaluation purposes.Gross Margin: Gross Margin is determined by deducting the cost of sales from operating revenue. Cost of sales includes the purchased fuel cost for natural gas, electric and propane distribution operations and the cost of labor spent on different revenue-producing activities. Other companies may calculate gross margin in a different manner. Forward Looking Statements and Other Disclosures

Business Structure Electric DistributionFlorida Public Utilities Company (CHART) 3

Geography Diversity (CHART) (CHART) (CHART) 4 We have sizable operations in two different geographic areas - on the Delmarva Peninsula and in Florida. This has created weather, customer, and regulatory diversification.

Energy Diversity (CHART) (CHART) (CHART) 5 Our natural gas operations represent the largest portion of our business. Our propane and electric businesses expand our energy footprint and provide potential future natural gas expansion and other growth opportunities.

We have been achieving continued earnings growth over the last ten years as we have been making new investments, primarily utility investments.Our ROEs have become more stable as a result of these incremental investments.Our ROEs have also slightly exceeded the allowed returns because of our unregulated investments and their earnings contribution. 6 Long-term Sustained Performance (CHART)

Our Foundation



We are continuing to grow earnings from a stable utility foundation.

We are continuing to invest in related businesses and services.

We are continuing to seek opportunities to generate returns greater than traditional regulated returns.

Our Team

- Management team is diverse and committed to success
- Employees challenge each other, work well together as a team and care about each other, our customers and the communities we serve
- Mixture of long-term employees and employees with experience at other energy and utility companies
- Board is made up of experienced professionals with diverse backgrounds

Our Strategic Planning Process

- Integrated process that includes the entire leadership team
- Pursuit of goals that cannot be achieved by continuing status quo
- We look 5 years out to identify opportunities to grow at rates 5 to 10 times industry averages
- We look hard at how we are providing service to our customers, managing our resources, and growing our business

Our Financial Discipline

- Establishment and pursuit of target returns to achieve long-term earnings growth
- Diligent capital investment evaluation process
- Targeted capital structure and dividend policy
- Risk management

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CHESAPEAKE UTILITIES CORPORATION

8 Our Strategic Planning Process Strategic Plan Components

Delmarva Natural Gas Customer Growth



60,000
50,000
40,000
30,000
20,000
10,000
0
Average Customer Count
42,009
4,663
37,346
45,378
4,843
40,535
48,487
5,002
43,485
50,663
5,093
45,570
51,891
5,174
46,717
52,862
5,224
47,638
53,862
5,268
48,594
2005
2006
2007
2008
2009
2010
YTD 2011
Residential
Commercial and Industrial

- Delmarva Natural Gas Distribution has generated an average annual customer growth rate of **3.5%** or about 1,700 customers per year since 2005
- Customer growth for 2010 and ytd 9/30/11 was 2%
- Margin from 16 recently added commercial and industrial customers equates to approximately 2,300 residential customers
  - **Average annual Equivalent Residential Customer[1] growth is approximately 6.8% through September 30, 2011**
- Five more large commercial and industrial customers are slated to be in service by the end of 2011
  - Additional annualized gross margin equal to approximately 900 customers
- The expansion of our systems positions us to further extend our natural gas distribution and transmission infrastructure to serve other new customers

[1] An "Equivalent Residential Customer" is defined as the number of residential customers that would have to be served to generate the same margin value as the commercial and industrial customers added.

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CHESAPEAKE UTILITIES CORPORATION

Natural Gas Transmission Growth

Eastern Shore Natural Gas has been serving Delmarva since 1958.

- Owns and operates 398 miles of natural gas pipeline
  - Constructed over 100 miles of natural gas pipeline infrastructure over the last 10 years
- Expansions over the last 10 years extended natural gas service to Eastern Sussex County, Delaware
- New expansion projects will generate $1,172,000 in 2011
- New transportation services as a result of the 8 miles mainline extension to interconnect with Texas Eastern were initiated in 2011
  - 3-year phase-in of the new transportation services
    - Estimated annual gross margin of approximately $2.0 million
    - In November 2012, additional annual gross margin of $263,000 will be generated from the phase-in of new services



Year-End Pipeline Capacity
(dekatherms in thousands)
Growth - 42%
132.3
158.5
166.8
172.9
187.0
188.4
204.5
2005
2006
2007
2008
2009
2010
Projected 12/31/2011



Operating Income
(in thousands)
Growth – 69%
$7,374
$8,721
$10,367
$11,743
$12,449
$12,483
$13,007
2005
2006
2007
2008
2009
2010
12 m/e 9/30/2011



Capital Expenditures
(in thousands)
$28,214
$7,906
$10,461
$8,888
$19,661
$75,130
2006
2007
2008
2009
2010
Cumulative

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CHESAPEAKE UTILITIES CORPORATION

ESNG Rate Case Status

Key Events

- Eastern Shore filed a base rate case with the FERC on December 30, 2010
- The parties have reached an agreement in principle related to the settlement of the rate case
- Eastern Shore filed the settlement agreement with the FERC on November 7, 2011
- FERC to make a final decision on the proposed settlement in late 2011 or early 2012.

Net Impact of the Proposed Settlement

	Annual Revenue Impact
July 2011 Rate Increase	$805,000
15,000 dts of Receipt Point Service increase on 11-01-2011	$1,380,204[1]
Receipt Point Rate Reduction from $7.6678 to $4.3816	($1,380,204)[2]
5,000 dts of Receipt Point Service increase on 11-01-2012	$262,896

1. *Chesapeake has previously disclosed the phase-in of the TETCO capacity from 20,000 to 35,000 dts on November 1, 2011 would increase annual margin from $2.4 million to $3.9 million.*
2. *The proposed rate reduction offsets the gain (shown in (1)) that would have been experienced with the 15,000 dt increase in service.*

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CHESAPEAKE UTILITIES CORPORATION

Future Delmarva Regulated Energy Opportunities

- Extending our natural gas system to serve Lewes, Delaware
    - Extension to be complete by year end 2011
    - Anchored by two large customers, whose fuel requirements are equivalent to 1,000 residential customers
    - In addition to generating immediate results, this provides the foundation for future growth in this area
- New system expansions to serve southern Eastern Sussex County and then Worcester County, Maryland
    - Eastern Shore will provide additional firm service of 6,250 dts per day and generate $1.6 million in 2012 and $1.8 million thereafter
    - Service to two new facilities of an existing distribution customer by the end of the first quarter, 2012
        - Annual gross margin equivalent of 415 residential customers
    - Provides the foundation for future growth in these areas
- Working with participants in the Delmarva Power IRP process
- Working with the Delaware Senate Bill 106 Workgroup in developing regulations to implement energy efficiency resource standards and energy efficiency planning for electric and natural gas providers


EASTERN SHORE
RECEIPT ZONE 1
RECEIPT ZONE 2
CHESTER CO.
RECEIPT ZONE 2
DELIVERY ZONE 1
CECIL CO.
RECEIPT ZONE 2
DELIVERY ZONE 1
DELIVERY ZONE 1
DELIVERY ZONE 2
NEW CASTLE CO.
KENT CO.
QUEEN ANNES CO.
DELIVERY ZONE 2
DELIVERY ZONE 3
EASTERN SHORE NATURAL GAS
2011 EXPANSION PROJECTS
KENT CO.
CAROLINE CO.
SUSSEX CO.
WICOMICO CO.
LEGEND

CHESAPEAKE UTILITIES CORPORATION

12

2011 Florida Accomplishments

- Customer Experience initiative setting service quality standards: 70% reduction in pre-merger PSC complaints
- Customer satisfaction ratings are above industry norm and improving
- Process re-engineering is on-going
- Synergies to support the come-back filing have been achieved; O&M cost per customer continue to trend down
- Growth in commercial markets will produce $1+ million in incremental margin in 2011
- Continued pursuit of expansion of the natural gas transmission and distribution system to Nassau County, Florida is underway
- Restructuring propane rates contributing to increased propane margins



FLORIDA ENERGY PRESENCE
Holmes County
Jackson County
Gadsden County
Suwannee County
Union County
Nassau County
Amelia Island
Duval County
Clay County
St. Johns County
Flagler County
Washington County
Calhoun County
Liberty County
Alachua County
Gilchrist County
Levy County
Marion County
Citrus County
Sumter County
Hernando County
Pasco County
Hillsborough County
Polk County
DeSoto County
Volusia County
Lake County
Seminole County
Orange County
Osceola County
Brevard County
Indian River County
St. Lucie County
Martin County
Palm Beach County
Broward County
FLORIDA
Natural Gas
Propane
Electric
Natural Gas and Electric
Natural Gas and Propane
Propane and Electric

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CHESAPEAKE UTILITIES CORPORATION

Florida Regulated Energy Opportunities

- Positive Florida PSC staff recommendation for approval of the acquisition premium and merger related costs
- Natural gas expansion to serve new areas of the state
- Proposed bare steel pipeline replacement program – including return on investment
- Electric purchase power rate reductions that support economic development and increased consumption
- Significant electric system investments to improve reliability: new TOU rate design implemented
- Small industrial based electric generation opportunities

Florida Natural Gas & Electric Presence



Holmes County
Jackson County
Gadsden County
Amelia Island
Union County
Washington County
Calhoun County
Liberty County
Suwannee County
Gilchrist County
Marion County
Citrus County
Volusia County
Seminole County
Orange County
Osceola County
Hillsborough County
Polk County
FLORIDA
Martin County
Palm Beach County
Desoto County
Broward County
Electric
Natural Gas
Natural Gas and Electric

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CHESAPEAKE UTILITIES CORPORATION

Recovery of Acquisition Premium and Merger-Related Costs

- Our 2010 results exclude the impact of any amortization associated with the acquisition premium and merger-related costs
- On April 29, 2011, we submitted a "Come-back" filing with the Florida Public Service Commission which provides details of the known benefits and cost savings resulting from the merger with FPU
- Chesapeake has requested the recovery of approximately $34.2 million in acquisition premium and $2.2 million in merger-related costs
  - We must satisfy the PSC's five-factor test
- If no recovery, there is some likelihood that we will have to reduce rates which could lower future earnings

Recent Events

- PSC Staff issued its recommendation on November 9, 2011
- Staff's recommendation includes:
  - Amortization of the acquisition premium over 30 years beginning November 2009
  - Amortization of the merger-related costs over five years beginning November 2009
  - An assessment that the five-factor test was satisfied
- PSC to review Staff's recommendation on November 22, 2011

- If recovery is approved:
  - We will be able to include the acquisition premium and merger-related costs in our cost and investment, when determining our rates for service
  - Amortization expense will be recorded and also included in the calculation of our rates
    - Acquisition premium amortized over 30 years
    - Merger-related costs amortized over 5 years
    - Amortization expense of up to $1.6 million annually ($1.3 million not tax deductible)
  - Longer-term, the inclusion of the acquisition premium in the Company's rate base and the recovery of the acquisition premium and merger-related costs through amortization expense, will increase the Company's earnings and cash flows above the levels that would have otherwise been achieved

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CHESAPEAKE UTILITIES CORPORATION

Propane Distribution and Marketing - Executing in all three areas Executing in all three areas Executing in all three areas Growth in our CGS Systems Propane start-ups in new territories in Maryland and Pennsylvania Successful marketing programs 283 CGS customers added year to date as of 9/30/11 Combined propane supply operations in Delmarva and Florida Built Wholesale Terminal in FL in 2010; 100% subscribed in 1st and 2nd years 16 Volatility in the Propane Market benefits Xeron

Natural Gas Marketing - Building on its foundation Key YTD 2011 AccomplishmentsGrowth in Florida (FPU):Organic GrowthCurrently supply three of the largest customers on FPU's system, 3.0 million therms annuallyGrowth on Delmarva:Organic Growth Control (Bad Debt Expense):2009: $362,000 - 0.630% of revenue2010: $117,535 - 0.212% of revenueYTD 9/30/2011: $31,516 - 0.076% of revenue(CHART) 17

Advanced Information Services

Core is Strong; profitzoom ™ Launch Successfully Underway

BRAVEPOINT

Key YTD 2011 Accomplishments

Core

- Managed services continues to grow
- BI Practice also continues to grow
- Opportunities for Application Evolution™ continue to surface profitzoom™

- Three implementations complete
- Two other executed contracts with implementations in December 2011/January 2012
- Other proposals under consideration by potential customers



Monthly Managed Services Growth
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
Sep-08
Nov-08
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10
May-10
Jul-10
Sep-10
Nov-10
Jan-11
Mar-11
May-11
Jul-11
Sep-11



Operating Income
Ytd 9/30/2011
$600,000
$400,000
$200,000
$-
$(200,000)
$(400,000)
$(600,000)
$(800,000)
$(1,000,000)
Core
ProfitZoom
Total

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CHESAPEAKE UTILITIES CORPORATION

19 Implemented plans to expand our propane operations into Cecil County, Maryland and Poconos, Pennsylvania in 2011. Cecil County projects significant growth over the next few years as a result of the federal Base Realignment and Closure Act of 2005. Continuing to design a variety of programs based on our customers' needs and preferencesCurrently applying for approval from the Pennsylvania Public Service Commission to provide natural gas supply services to commercial and industrial customers in Pennsylvania. Future Unregulated Energy OpportunitiesExpanding Our Footprint (CHART) Expansion intoCecil County Expansion intoPoconos

Our Performance Relative to Our Peers



Peer ROE vs. Capital Expenditures
Performance Quadrant
2008-2010
High Returns/Low Investment
High Returns/High Investment
Low Returns/Low Investment
Low Returns/High Investment
CPK
Weighted Average ROE
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 22% 24% 26% 28%
Capital Expenditures/Total Capitalization

Data Source: Bloomberg

- From 2008-2010, we invested more than $104 million to grow our businesses
- We have been able to achieve consolidated returns greater than regulatory commissions allow
- We will continue to target higher returns while investing capital in new opportunities
- Budgeted $53.6 million for capital expenditures for 2011
- Expansion projects should result in 2012 capital expenditures in excess of 2011's level

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CHESAPEAKE UTILITIES CORPORATION

Year-to-Date 2011 Financial Results

Growth is Driving Our Performance


Long-term
Sustainable Growth

For the nine months ended September 30,

(in thousands except per share amounts)

	2011	2010	Change
Operating Income			
Regulated Energy	$ 31,194	$ 32,360	$ (1,166)
Unregulated Energy	7,047	4,732	2,315
Other	(32)	650	(682)
Total Operating Income	38,209	37,742	467
Other Income Net of Taxes	699	206	493
Interest Charges	6,654	6,924	(270)
Income Before Taxes	32,254	31,024	1,230
Income Taxes	12,590	12,082	508
Net Income	$ 19,664	$ 18,942	$ 722
Diluted Earnings Per Share	$ 2.04	$ 1.98	$ 0.06

Business Highlights

Chesapeake generated strong earnings growth that offset warmer weather.

- Net Income of $19.7 million compared to $18.9 million
- Earnings Per Share of $2.04 compared to $1.98
- Increased margins in the Delmarva energy businesses offset the decline in earnings due to warmer temperatures and increased operating expenses:
  - Continued growth and expansion of the natural gas distribution systems
  - Natural gas transmission growth from new services
  - Increased operating income from the propane operations
  - Non-recurring items also contributed to the Company's increased earnings

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CHESAPEAKE UTILITIES CORPORATION

22 Reconciliation of YTD 9/30/2011 Performance Sustainability Based upon adjusted EPS, year-to- date earnings growth is 6.3%.

23 (CHART) (CHART) Our Long-Term Performance (CHART) Record EPS2010 growth in diluted EPS of 27%Cumulative 5-year growth in diluted EPS of 51%5 year annual compound growth rate in EPS of 8.6% Capital ExpendituresWe have invested more than $183 million over the last 5 yearsWe are projected to invest $53.6 million in capital expenditures in 2011We are finalizing our 2012 capital budget but are projecting to invest in excess of this amount in 2012Consistent ReturnsWhile making these investments and acquiring FPU, we have maintained ROEs between 11.0-11.6%We have generated consistent returns despite pressure on the regulated side to reduce allowable returns5 year average ROE ending 2010 was 11.3%

Total Capitalization Equity/Permanent Capitalization 58.5% 62.8% 56.9% 61.0% 69.6% 65.3% Equity/Total Capitalization 51.1% 50.6% 49.4% 56.1% 58.2% 60.8% We are strongly capitalized, enabling us to make the capital investments to continue to capture new growth. *$29.1 million of FPU's long-term debt was redeemed and was refinanced with short-term debt. This short-term debt was refinanced with CPK unsecured senior debt in 2011. Included in long-term debt above. 24

Chesapeake paid a dividend for 50 consecutive yearsWe have increased our dividend over 4.5% (on an annualized basis) in each of the last two years Our earnings growth of 8.6% over the last five years has exceeded our dividend growth of 3% over the last five years 2010 dividend payout ratio was approximately 48% 25 Chesapeake has paid a dividend for 50 consecutive yearsWe have increased our dividend over 4.5% (on an annualized basis) in each of the last two years Our earnings growth of 8.6% over the last five years has exceeded our dividend growth of 3% over the last five years 2010 dividend payout ratio was approximately 48% Our Dividend * Future dividends are at the discretion of the Board and are based upon a number of factors, including achieved and expected earnings growth. 5 year CAGR Dividend Growth = 3.5% We are committed to dividend growth that is supported by earnings growth.

26 Delivered Results for Our Shareholders (CHART) Over the long-term, our shareholders have earned over 10% annually on their Chesapeake investment. *Represents time stock has been traded on NYSE

27 Delivered Results for Our Shareholders *Represents time stock has been traded on NYSE (CHART) If an investor made an initial investment of $10,000 in 1992, that investment would represent a value of $75,158 today.

28 Delivering Future Results to Our Shareholders

29 Thank you. Questions?